Exhibit 99.1

Western Union and Intermex Provide Update on Pending Acquisition

DENVER & MIAMI – (BUSINESS WIRE) – August 14, 2026 – The Western Union Company (NYSE: WU) and International Money Express, Inc. (Intermex) (NASDAQ: IMXI) today provided an update regarding regulatory approvals for Western Union’s pending acquisition of Intermex.

Western Union and Intermex announced today that the parties have received regulatory approval from the New York State Department of Financial Services (the “NYDFS”) for Western Union’s pending acquisition of Intermex. In connection with the approval, Western Union made certain commitments to the NYDFS with respect to remittance services and locations in New York following the acquisition.

Also on August 13, 2026, Western Union and Intermex received a letter dated August 13, 2026 from the California Department of Financial Protection and Innovation (the “DFPI”) suspending the approval extension previously granted on July 31, 2026 for Western Union’s pending acquisition of Intermex. In its letter, the DFPI stated that the suspension is “based on a need to further review the transaction as a result of the intervening six months since approval was originally granted, and to further examine the impact of the proposal on operations in this state.” Western Union and Intermex intend to engage promptly with the DFPI to address its questions and to seek reinstatement of the approval as soon as practicable.

Western Union and Intermex remain committed to completing the transaction and intend to close promptly after the reinstatement of the DFPI approval, subject to satisfaction or waiver of remaining customary closing conditions.

About Western Union

The Western Union Company (NYSE: WU) is committed to helping people around the world who aspire to build financial futures for themselves, their loved ones and their communities. Our leading cross-border, cross-currency money movement, payments and digital financial services empower consumers, businesses, financial institutions and governments — across more than 200 countries and territories and nearly 130 currencies — to connect with billions of bank accounts, millions of digital wallets and cards, and a global footprint of hundreds of thousands of retail locations. Our goal is to offer accessible, financial services that help people and communities prosper. For more information, visit www.westernunion.com.

About Intermex

Founded in 1994, Intermex enables consumers to send money from the United States, Canada, Spain, Italy, and Germany to more than 60 countries. Intermex provides digital money through agent retailers; Intermex-operated stores; mobile apps; and Intermex’s websites. Transactions are fulfilled through thousands of retail and bank locations worldwide. Intermex is headquartered in Miami, Florida, with international offices in Puebla, Mexico, Guatemala City, Guatemala, London, England, and Madrid, Spain. For more information about Intermex, please visit www.intermexonline.com.

Western Union Contacts:

Media Relations:

Amanda Demarest

media@westernunion.com

Investor Relations:

Tom Hadley

WesternUnion.IR@westernunion.com

Intermex Contact:

Investor Relations:

Alex Sadowski

IR@intermexusa.com

Safe Harbor Compliance Statement for Forward-Looking Statements

This press release contains certain statements that are forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are not guarantees of future performance and involve certain risks, uncertainties, and assumptions that are difficult to predict. Actual outcomes and results may differ materially from those expressed in, or implied by, these forward-looking statements. Words such as “expects,” “intends,” “targets,” “anticipates,” “believes,” “estimates,” “guides,” “provides guidance,” “provides outlook,” “projects,” “designed to,” “pending,” ”working to,” ”subject to,” and other similar expressions or future or conditional verbs such as “may,” “will,” “should,” “would,” “could,” and “might” are intended to identify such forward-looking statements. Readers of this joint press release of Western Union and Intermex should not rely solely on the forward-looking statements and should consider all uncertainties and risks discussed in the Risk Factors section of the respective Annual Reports on Form 10-K for the year ended December 31, 2025 for Western Union and Intermex and in subsequent filings with the Securities and Exchange Commission (the “SEC”) made by Western Union and Intermex, respectively. The statements are only as of the date they are made, and neither Western Union nor Intermex undertakes any obligation to update any forward-looking statement.

By their nature, forward-looking statements address matters that involve risks and uncertainties because they relate to events and depend upon future circumstances that may or may not occur, such as the consummation of the proposed transaction and the anticipated benefits thereof. These and other forward-looking statements, as well as any related oral statements, are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to, factors relating to the proposed acquisition of Intermex by Western Union, including: (i) the completion of the proposed transaction on anticipated terms and timing (or whether the transaction will close at all), including obtaining regulatory approvals (such as the pending approval from the DFPI) and the satisfaction or waiver of conditions to the completion of the transaction; (ii) the ability of Western Union to integrate and implement its plans, forecasts and other expectations with respect to Intermex’s business after the completion of the proposed transaction; (iii) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the definitive merger agreement, which may require either Western Union or Intermex to pay a termination fee or other expenses; (iv) potential significant transaction costs associated with the proposed transaction, and the possibility that the proposed transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (v) continued availability of capital and other changes in capital markets; (vi) potential litigation or regulatory actions relating to the proposed transaction, which could result in significant costs of defense, indemnification, and liability; (vii) the risk that disruptions from the proposed transaction, such as diverting management’s attention from the ongoing business operations and relationships of Western Union or Intermex, may harm its business, including current plans and operations, the market price of the capital stock of Western Union and Intermex, or Western Union’s and Intermex’s operating results; (viii) the effect of the announcement, pendency or completion of the proposed transaction on the ability of Western Union or Intermex to retain and hire key personnel; (ix) Western Union or Intermex’s ability to maintain relationships with customers, suppliers, governments, regulators and others with whom Western Union or Intermex, respectively, does business, or its operating results or business generally; (x) potential adverse business uncertainty resulting from restrictions imposed by the definitive merger agreement during the pendency of the proposed transaction that may impact Western Union or Intermex’s ability to pursue certain business opportunities or strategic transactions; (xi) the impact of regulatory actions, investigations or inquiries, including the suspension of previously granted approvals, on the timing or completion of the proposed transaction; and (xii) the risks and uncertainties pertaining to Western Union and Intermex’s respective businesses, including those set forth in the most recent Annual Report on Form 10-K and its subsequent Quarterly Reports on Form 10-Q filed by Western Union and Intermex, respectively, as such risk factors may be amended, supplemented or superseded from time to time by other reports filed or furnished with the SEC.